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                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.   20549

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                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 14, 1997

                          ECHO BAY MINES LTD.
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          (Exact Name of Registrant as Specified in Charter)


     Canada                        1-8542                  None
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(State or Other Jurisdiction       (Commission        (I.R.S. Employer
 of Incorporation)                 File Number)    Identification No.)

     Suite 1000, 6400 S. Fiddler's Green Circle,
     Englewood, Colorado                                    80111-4957
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  303-714-8600
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                              PAGE 1 of 3
ITEM 5.   OTHER EVENTS

          Incorporated by reference herein is the text of the Company's press release dated January 14, 1997, which is attached hereto as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

          99.1 Press Release dated January 14, 1997.


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                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ECHO BAY MINES LTD.



Dated:  January 14, 1997      By   /s/ GERRY TYWONIUK
                                   ------------------------------
                                   Gerry Tywoniuk
                                   Vice President, Controller and
                                   Principal Accounting Officer

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